File No. 33-11351
                                                   Rule 497(e)

[STEIN ROE LOGO]

Stein Roe Balanced Fund

Defined Contribution Plans Prospectus
February 1, 2000


This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans.


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.


2    The Fund
       Investment Goal
       Principal Investment Strategy
       Principal Investment Risks
       Fund Performance
       Your Expenses

6    Financial Highlights

7    Your Account
       Purchasing Shares
       Determining Share Price (NAV)
       Selling Shares
       Exchanging Shares
       Dividends and Distributions

9    Other Investments and Risks

10   The Fund's Management
       Investment Adviser
       Portfolio Managers
       Master/Feeder Fund Structure


Please keep this prospectus as your reference manual.

DEFINING CAPITALIZATION
A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (midcap); or small capitalization (small cap). In defining a company's market capitalization, we use capitalization-based categories as they are defined by Lipper, Inc.

According to Lipper, Inc. as of December 1999, large-cap companies had market capitalizations greater than $9.0 billion, midcap companies had market capitalizations between $2.2 and $9.0 billion, and small-cap companies had market capitalizations less than $2.2 billion. These amounts are subject to change.


THE FUND-STEIN ROE BALANCED FUND

INVESTMENT GOAL   Stein Roe Balanced Fund seeks long-term growth
of capital and current income consistent with reasonable investment risk.

PRINCIPAL INVESTMENT STRATEGY   Balanced Fund invests all of its
assets in SR&F Balanced Portfolio as part of a master fund/feeder fund structure. Balanced Portfolio allocates its investments among common stocks and securities convertible into common stocks, bonds and cash. The Portfolio invests primarily in well-established companies that have large market capitalizations. The portfolio managers may invest in a company because it has a history of steady to improving sales or earnings growth that they believe can be sustained. They also may invest in a company because they believe its stock is priced attractively compared to the value of its assets. The Portfolio may invest up to 25% of its assets in foreign stocks.

The Portfolio also invests at least 25% of its assets in bonds. The Portfolio purchases bonds that are "investment grade"-that is, within the four highest investment grades assigned by a nationally recognized statistical rating organization. The Portfolio may invest in unrated bonds if the portfolio managers believe that the securities are investment-grade quality. To select debt securities for the Portfolio, the portfolio managers consider a bond's expected income together with its potential for price gains or losses.

The portfolio manager sets the Portfolio's asset allocation between stocks, bonds and cash. The portfolio manager may change the allocation from time to time based upon economic, market and other factors that affect investment opportunities.

The portfolio manager may sell a portfolio holding if the security reaches the portfolio manager's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio manager may also sell a portfolio holding to fund redemptions.

PRINCIPAL INVESTMENT RISKS   There are two basic risks for all
mutual funds that invest in stocks and bonds: management risk and market risk. For bonds, market risk is primarily a factor of interest rate changes. These risks may cause you to lose money by investing in the Fund.

What are market and management risks? Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.

Because the Portfolio invests in stocks and bonds, the price of the Fund's shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the stocks and bonds.

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Debt securities. The Portfolio's investments in debt securities, generally bonds, expose the Fund to interest rate risk. Interest rate risk is the risk of a decline in the price of a bond when interest rates increase or decrease. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the value of bonds will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds having longer maturities.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program.

For more information on the Portfolio's investment techniques, please refer to "Other Investments and Risks."

Who Should Invest in the Fund?

You may want to invest in Balanced Fund if you:
* are a long-term investor and want a fund that offers both stocks and bonds in the same investment
* want a fund that can invest in both domestic and international stocks
* are a first-time investor or want to invest primarily in just one fund
* want to invest in stocks, but are uncomfortable with the risk level of a fund that invests solely in stocks
* want to invest in bonds, but want more return potential than is typically available from a fund that invests solely in bonds

Balanced Fund is not appropriate for investors who:
* want to avoid volatility or possible losses
* are saving for a short-term investment
* are not interested in generating current income

FUND PERFORMANCE   The following charts show the Fund's
performance for the past 10 calendar years through December 31, 1999. The returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.

Year-by-Year Total Returns
Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

[bar chart]

                  YEAR-BY-YEAR TOTAL RETURNS
45%
40%
35%
30%
25%      29.59%
20%                                22.65%
15%                                     17.05% 17.47%
10%                   12.34%                         12.19% 12.26%
 5%             7.89%
 0%
-5% -1.72%                  -4.12%
     1990  1991  1992  1993  1994  1995  1996  1997  1998  1999
[  ] Balanced Fund
[end of bar chart]

Best quarter: 4th quarter 1998, +12.53%
Worst quarter: 3rd quarter 1990, -9.49%


Average Annual Total Returns

Average annual total returns measure the Fund's performance over time. We compare the Fund's returns with returns for the S&P 500
Index. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.


                     AVERAGE ANNUAL TOTAL RETURNS
                         Periods ending December 31, 1999
                           1 yr        5 yr        10 yr
Balanced Fund             12.26%      16.26%       12.13%
S&P 500 Index*            21.03%      28.54%       18.19%

*The S&P 500 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment.

YOUR EXPENSES   This table shows fees and expenses you may pay if
you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares. However, you pay various other indirect expenses because the Fund or the Portfolio pays fees and other expenses that reduce your investment return.

ANNUAL FUND OPERATING EXPENSES (a)
(expenses that are deducted from Fund assets)
Management fees(b)                       0.70%
Distribution (12b-1) fees                None
Other expenses                           0.44%
Total annual fund operating expenses     1.14%

(a) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
(b) Management fees include both the management fee and the administrative fee charged to the Fund.

Expense Example

This example compares the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:

* $10,000 initial investment
* 5% return each year
* the Fund's operating expenses remain constant as a percent of net assets
* redemption at the end of each time period

Your actual costs may be higher or lower because in reality fund returns and operating expenses change. This example reflects expenses of both the Fund and the Portfolio. Expenses based on these assumptions are:

                           EXPENSE EXAMPLE
                      1 yr        3 yrs      5 yrs      10 yrs
---------------------------------------------------------------
Balanced Fund         $116        $362       $628       $1,386

FINANCIAL HIGHLIGHTS

The financial highlights table explains the Fund's financial performance. Consistent with other mutual funds, we show information for the period of the Fund's operations. The Fund's fiscal year runs from October 1 to September 30. The total returns in the table represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the table reflects the financial results for a single Fund share. This information is included in the Fund's financial statements which, for the year ended September 30, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, appears in the Fund's annual report. Arthur Andersen LLP audited the Fund's financial statements for the years 1995 through 1998. To request the Fund's annual report, please call 800-322-1130.

BALANCED FUND
PER SHARE DATA
                                                      Years ended September 30,
                                            1999   1998       1997      1996     1995
--------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 30.70  $ 33.41   $ 30.07   $ 27.82   $ 25.78
Income from investment operations
Net investment income (c)                  0.78      0.95      0.95      1.00      1.33
Net gains (losses) on securities
  (both realized and unrealized)           3.85     (0.90)     5.61      2.96      2.22
Total income from investment
  operations                               4.63      0.05      6.56      3.96      3.55
Less distributions
Dividends (from net investment income)    (0.90)    (0.76)    (0.96)    (1.01)    (1.23)
Distributions (from capital gains)        (2.08)    (2.00)    (2.26)    (0.70)    (0.28)
Total distributions                       (2.98)    (2.76)    (3.22)    (1.71)    (1.51)
Net asset value, end of period          $ 32.35   $ 30.70   $ 33.41   $ 30.07   $ 27.82
Total return                              15.74%     0.14%    23.60%    14.83%    14.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
  omitted)                             $250,690  $247,852  $284,846  $231,063  $228,560
Ratio of net expenses to average
  net assets                             .14%(b)    1.03%    1.05%       1.05%     0.87%
Ratio of net investment income to
  average net assets                    2.35%(b)    2.90%    3.02%       3.45%     5.14%
Portfolio turnover rate (a)               41%         61%      15%         87%       45%

(a) Portfolio turnover rate for 1999 and 1998 shows the portfolio turnover rate of the Portfolio. The Portfolio's turnover rate from the commencement of operations on February 14, 1997 through September 30, 1997, was 21%. Portfolio turnover rate for 1997, 1996 and 1995 shows that of the Fund prior to commencement of operations of the Portfolio.
(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of 0.07% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred through the current fiscal year without the reduction.
(c) Per share data was calculated using average shares outstanding during the period.

YOUR ACCOUNT

PURCHASING SHARES   You will not pay a sales charge when you
purchase Fund shares. All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase Fund shares through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the NAV next determined after receipt of the Fund receives your payment. Each purchase of shares through a broker-dealer, bank or other intermediary that is an authorized agent or designee of the Trust for the receipt of orders is made at the NAV next determined after receipt of the order by the intermediary. The intermediary must segregate any orders it receives after the close of regular trading on the New York Stock Exchange (NYSE) and transmit those orders separately for execution at the NAV next determined.

An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. The Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its investors.

DETERMINING SHARE PRICE (NAV) The Fund's share price is its NAV next determined. NAV is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. We determine NAV at the close of regular trading on the NYSE-normally 4 p.m. Eastern time. If you place an order after that time, you receive the share price determined on the next business day.

To calculate the NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Portfolio's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

SELLING SHARES   Subject to restrictions imposed by your
employer's plan, Fund shares may be redeemed any day the NYSE is open. For more information about how to redeem your Fund shares through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer. The Fund redeems shares at the NAV next determined after an order has been accepted.

EXCHANGING SHARES   Subject to your plan's restrictions, you may
redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Please be sure to read the prospectus of the fund you wish to exchange into before using the Exchange Privilege. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. We may change, suspend or eliminate the exchange service after notification to you. An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange Fund shares for shares of another fund.

Dividends and Distributions
The Fund pays dividends quarterly. It distributes, at least once a year, virtually all of its net realized capital gains.

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

A capital gain is the increase in value of a security that the Portfolio holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short term or long term depending on whether the Portfolio held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gains distributions will be reinvested in additional Fund shares.

Tax Consequences
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the
Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.

OTHER INVESTMENTS AND RISKS

The first portion of this prospectus describes the Fund's principal investment strategy and principal investment risks. In seeking to meet its investment goals, the Portfolio also may invest in other securities and use other investment techniques. The Portfolio may elect not to buy any of these other securities or use any of these other investment techniques. The Fund may not always achieve its investment goal.

This section describes other securities and techniques, and risks associated with them. The Statement of Additional Information
(SAI) contains additional information about the Fund's securities and investment techniques (including other securities and techniques) and the risks associated with them. Such risks could cause you to lose money by investing in the Fund or could cause the Fund's total return to decrease. The SAI also contains the Fund's fundamental and non-fundamental investment policies.

The Board of Trustees can change the Fund's investment objective without shareholder approval.

FUTURES AND OPTIONS   The Portfolio uses futures to gain exposure
to groups of stocks or individual issuers. It uses futures to invest cash pending direct investments in stocks and to enhance their return. It also uses futures and options on futures to decrease equity exposure or to adjust interest rate duration of its fixed-income security holdings. The Portfolio uses options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Futures and options are efficient since they typically cost less than direct investments in the underlying securities. However, the Fund can lose money if the portfolio manager does not correctly anticipate the market movements of those underlying securities.

SHORT SALES   The Portfolio may make short sales of securities.
Short selling involves the sale of borrowed securities. When the Fund thinks the price of a stock will decline, it borrows the stock and then sells the borrowed stock. When the Fund has to return the borrowed stock, it tries to buy the stock at a lower price. If the Fund is successful, it has a capital gain. If the Fund is unsuccessful and buys the stock at a higher price than the price at which it sold the stock, the Fund has a capital loss.
The Fund's capital gains and losses may result in federal income tax consequences to the Fund's shareholders. Short selling involves certain risks. The Fund could have a loss if the borrowed security increases in value and if the purchased security declines in value.

PORTFOLIO TURNOVER   There are no limits on turnover.  Turnover
may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. The Portfolio generally intends to purchase securities for long-term investment although, to a limited extent, it may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's return.

TEMPORARY DEFENSIVE POSITIONS   When Stein Roe believes that a
temporary defensive position is necessary, the Portfolio may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. The Fund may not achieve its investment objective if the Portfolio takes a temporary defensive position.

INTERFUND LENDING PROGRAM   The Fund and Portfolio may lend money
to and borrow money from other funds advised by Stein Roe. They will do so when Stein Roe believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

THE FUND'S MANAGEMENT

INVESTMENT ADVISER   Stein Roe & Farnham Incorporated, One South
Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Fund and the Portfolio. Stein Roe (and its predecessor) has advised and managed mutual funds since 1949. For the fiscal year ended September 30, 1999, aggregate fees paid by the Fund to Stein Roe amounted to 0.70% of average net assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment adviser. Stein Roe also has a wealth management business that is
not part of LFG and is managed by a different team.   Stein Roe
and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

Stein Roe may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Portfolio, pursuant to procedures adopted by the Board of Trustees.

PORTFOLIO MANAGERS   Harvey B. Hirschhorn has been portfolio
manager of the Portfolio since its inception in 1997 and has managed the Fund since 1996. He joined Stein Roe in 1973 and is executive vice president and chief economist and investment strategist. He holds an A.B. degree from Rutgers College and an M.B.A. degree from the University of Chicago, and is a chartered financial analyst.

William Garrison and Sandra Knight have been associate portfolio managers since 1995. Mr. Garrison joined Stein Roe in 1989 as an equity research analyst and is a vice president. He received his A.B. degree from Princeton University and an M.B.A. degree from the University of Chicago. Ms. Knight is a vice president of Stein Roe, which she joined in 1991 as a quantitative analyst. She earned a B.S. degree from Lawrence Technological University and an M.B.A. degree from Loyola University of Chicago.

MASTER/FEEDER FUND STRUCTURE   Unlike mutual funds that directly
acquire and manage their own portfolio of securities, the Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities (the Portfolio) that has investment objectives and policies substantially identical to those of the Fund. The investment performance of the Fund depends upon the investment performance of the Portfolio. If the investment policies of the Fund and the Portfolio became inconsistent, the Board of Trustees of the Fund can decide what actions to take. Actions the Board of Trustees may recommend include withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the SAI.

FOR MORE INFORMATION

You can obtain more information about the Fund's investments in its semiannual and annual reports to investors. These reports discuss the market conditions and investment strategies that affected the Fund's performance over the past six months and year.

You may wish to read the Fund's SAI for more information. The Statement of Additional Information contains information relating to other series of Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus and you are deemed to have been told of its contents.

To obtain free copies of the Fund's semiannual and annual reports, latest quarterly profile, or the SAI or to request other information about the Fund, write or call:

Stein Roe Mutual Funds
One Financial Center
Boston, MA  02111
800-322-1130

www.steinroe.com

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act file number of Liberty-Stein Roe Funds
Investment Trust:  811-04978

              LIBERTY FUNDS DISTRIBUTOR, INC.